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                                                                    EXHIBIT 10.1


                                 LEASE AGREEMENT

         This Lease Agreement, made this 31st day of July, 1996, between Roseville Properties Management Company, Inc., as agent for COMMERS-KLODT, a Minnesota general partnership (hereinafter called "Landlord"), and Diametrics Medical, Inc., a Minnesota Corporation (hereinafter called "Tenant");

         Witnesseth, That:

         1. DEMISED PREMISES. Landlord, subject to the terms and conditions hereof, hereby leases to Tenant the premises (hereinafter referred to as the "Demised Premises") shown outlined in red on the floor plan attached hereto as Exhibit A and comprising approximately 26,113 square feet of Office and 5,320 square feet of Warehouse, for a total of 31,433 square feet in the building known as Roseville Business Commons II, located at 2640- 2652 Patton Road, Roseville, Minnesota, 55113 (hereinafter referred to as the "Building"), to be used by Tenant for general office, showroom, light manufacturing and/or warehouse uses and purposes and for no other use or purpose, together with a right of access over and across all common areas of the Project. The parcel or parcels of land on which they are built, and all improvements thereon, are hereinafter referred to as the "Project".

         2. TERM. Tenant takes the Demised Premises from Landlord, upon the terms and conditions herein contained, to have and to hold the same for the term ("Lease Term") of Five (5) years and two (2) months commencing on the first day of August , 1996, and ending on the thirtieth day of September, 2001, unless sooner terminated as herein provided.

                  a. If the Landlord, for any reason whatsoever, cannot deliver possession of the said Demised Premises to the Tenant at the commencement of the Lease Term hereof, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall the expiration date of the above Lease Term be in any way extended, but in that event, all rent shall be abated during the period between the commencement of said Lease Term and the time when Landlord delivers possession.

                  b. In the event that Landlord shall permit Tenant to occupy the Demised Premises prior to the commencement date of the Lease Term, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the termination date hereinabove provided.

         3. BASE RENT. For years one and two of the lease term, Tenant shall pay to Landlord base rent in equal monthly installments of nineteen thousand one hundred twenty-one and 74/100 dollars ($19,l21.74) payable on or before the first day of each month in advance at the office of Landlord at 2575 Fairview Avenue North, Suite 250, Roseville, Minnesota, 55113, or at such other place as may from time to time be designated by Landlord.

         4. OPERATING COSTS. Tenant shall, for the entire Lease Term, pay to Landlord as additional rent, without any set-off or deduction therefrom, Tenant's share of all costs which Landlord may incur in owning, maintaining and operating the Project for each calendar year during the Lease Term. Said costs are referred to herein as "Operating Costs" and are hereby defined to include, but shall not be limited to, all real estate taxes and annual installments of special assessments payable with respect to the Project, maintenance, repair, replacement and care of all heating, lighting, plumbing and air conditioning fixtures, equipment and
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systems serving the common areas, parking and landscape areas, signs, snow removal, non-structural repair and maintenance of the exterior of the Building (including the costs of equipment purchased and used for such purposes), management fees, insurance premiums, utility costs, costs of wages, services, equipment and supplies, and all other costs of any nature whatsoever which for federal tax purposes may be expensed rather than capitalized, but exclusive only of leasing commissions, depreciation, costs of tenant improvements, and payments of principal and interest on any mortgages covering the Project. Operating Costs shall also include any expenses or the yearly amortization of capital costs incurred by Landlord for improvements or structural repairs to the Project required to comply with any change in the laws, rules or regulations of any governmental authority having jurisdiction, or for purpose of reducing Operating Costs, which costs shall be amortized over the useful life of such improvements or repairs, as reasonably estimated by Landlord. Tenant's proportionate share of operating expenses shall be that fraction, the numerator of which is the area of Tenant's Demised Premises and the denominator of which is the total area of the Building.

         As soon as reasonably practicable prior to the commencement of each calendar year during the Lease Term, Landlord shall furnish to Tenant an estimate of Tenant's share of Operating Costs for the ensuing calendar year, and Tenant shall pay, as additional rent hereunder together with each installment of monthly base rent, one-twelfth (1/12th) of its estimated annual share of such Operating Costs. As soon as reasonably practicable after the end of each calendar year during the Lease Term, Landlord shall furnish to Tenant a statement of the actual Operating Costs for the previous calendar year, including Tenant's share of such amount, and within thirty (30) days thereafter, Tenant shall pay to Landlord, or Landlord to Tenant as the case may be, the difference between such actual and estimated excess Operating Costs paid by Tenant. Tenant's share of such excess Operating Costs for the years in which this Lease commences and terminates, and shall be prorated based upon the dates of commencement and termination of the Lease Term.

         5. ADDITIONAL TAXES. Tenant shall pay as additional rent to Landlord, together with each installment of monthly base rent, the amount of any gross receipts tax, sales tax or similar tax (but excluding therefrom any income tax) payable, or which will be payable, by Landlord, by reason of the receipt of the monthly base rent and adjustments thereto.

         6. UTILITIES. Landlord shall provide mains and conduits to supply water, gas, electricity and sanitary sewer service to the Demised Premises. Tenant shall pay, when due, either directly to the utility company if billed individually, or to Landlord if billed as an operating expense, all charges for sewer usage or rental, garbage disposal, refuse removal, water, electricity, gas, telephone and/or other utility services or energy source furnished to the Demised Premises during the term of this Lease, or any renewal or extension thereof. Landlord shall not exceed the rate Tenant would be required to pay to a utility company or service company furnishing any of the foregoing utilities or services. The charges thereof shall be deemed operating costs in accordance with
Section 4 if the charges are not billed directly to Tenant by the utility company.

         Tenant agrees that if it uses water in its Demised Premises for any use other than for toilets and lavatories in number comparable to typical office/showroom/warehouse tenants, it will allow Landlord to submeter its water usage and bill Tenant directly therefor.

         7. CARE AND REPAIR OF DEMISED PREMISES. Tenant shall, at all times throughout the terms of this Lease, including renewals


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and extensions, and at its sole expense, keep and maintain the Demised Premises in a clean, safe, sanitary and first-class condition, and in compliance with all applicable laws, codes, ordinances, rules and regulations. Tenant's obligations hereunder shall include but not be limited to the maintenance, repair and replacement, if necessary, of all lighting and plumbing fixtures and equipment, HVAC equipment serving the Demised Premises and other equipment, fixtures, motors and machinery, all interior walls, partitions, doors and windows, including the regular painting thereof, all exterior entrances, windows, doors, and docks and the replacement of all broken glass. When used in this provision, the term "repairs" shall include replacements or renewals when necessary, and all such repairs made by Tenant shall keep and maintain all portions of the Demised Premises and the sidewalks and areas adjoining the same in a clean and orderly condition, free of accumulation of dirt, rubbish and snow.

         If Tenant fails, refuses or neglects to maintain or repair the Demised Premises as required in this Lease after notice shall have been given to Tenant, Landlord may make such repairs without liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures or other property or to Tenant's business by reason thereof, and upon completion thereof, Tenant shall pay to Landlord all costs plus fifteen percent (15%) for overhead incurred by landlord in making such repairs upon presentation to Tenant of bill therefor. Landlord shall keep the foundation, exterior walls (except plate glass or glass or other breakable materials used in structural portions) and roof in good repair and, if necessary or required by proper governmental authority, make modifications or replacements thereof, except that Landlord shall not be required to make any such repairs, modifications or replacements which become necessary or desirable by reason of the negligence of Tenant, its agents, servants or employees, or by reason of anyone illegally entering in or upon the Premises.

         Landlord shall manage all outside maintenance of the Project, including grounds and parking areas. The cost of such maintenance shall be prorated in accordance with Section 4 of this Lease. All such maintenance which is provided by Landlord shall be provided as reasonably necessary for the comfortable use and occupancy of Demised Premises during business hours, except Saturdays, Sundays, and holidays, upon the condition that Landlord shall not be liable for damages for failure to do so due to causes beyond its control.

         8. CONSTRUCTION OF DEMISED PREMISES. Landlord agrees to construct Tenant's space in accordance with the attached Exhibit B using building standard materials and finishes, at no cost to Tenant. Tenant may make changes or alterations to the attached floor plan prior to construction provided such changes or alterations do not substantially change the construction costs of the Demised Premises. Should such changes substantially increase the construction costs in the opinion of Landlord, such costs shall be borne by Tenant.

         9. OBLIGATIONS OF TENANT. Tenant agrees that it shall:

                  a. Observe such rules and regulations as from time to time may be put in effect by Landlord for the general safety, comfort and convenience of Landlord, occupants and tenants of said Building.

                  b. Give Landlord access to the Demised Premises at all reasonable times, without charge or diminution of rent, to enable Landlord to examine the same and to make such repairs, additions and alterations as Landlord may deem advisable.

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                  c. Keep the Demised Premises in good order and condition and replace all glass broken by Tenant with glass of the same quality as that broken, save only glass broken by fire and extended coverage type risks, and commit no waste on the Demised Premises.

                  d. Pay for all electric lamps, starters and ballasts as replaced in the Demised Premises.

                  e. Upon the termination of this Lease in any manner whatsoever, remove Tenant's goods and effects and those of any other person claiming under Tenant, and quit and deliver up the Demised Premises to Landlord peaceably and quietly in as good order and condition as the same are now in or hereafter may be put in by Landlord or Tenant, reasonable use and wear thereof and repairs which are Landlord's obligation excepted. Goods and effects not removed by Tenant at the termination of this Lease, however terminated, shall be considered abandoned and Landlord may dispose of the same as it deems expedient.

                  f. Not either voluntarily or by operation of law, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the Demised Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the Demised Premises or any portion thereof, without the prior written consent of Landlord. Notwithstanding the foregoing, any subtenant or assignee must have at least the financial strength of the original Tenant. Consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void, and shall, at the option of Landlord, constitute a default under this Lease. Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation to pay the rent and perform all other obligations to be performed by Tenant hereunder for the term of this Lease. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof or any right hereunder. Any subrent charged to subtenant by Tenant which is in excess of the rent charged by Landlord to Tenant shall be passed on in full to Landlord. Any such subrent, in no event, may be based on net income.

                  g. Not place signs on or about the Demised Premises without first obtaining Landlord's written consent thereto. Tenant's signs on exterior of Building shall conform to sign criteria attached hereto as Exhibit C.

                  h. Not overload, damage or deface the Demised Premises or do any act which may make void or voidable any insurance on the Demised Premises or the Building or which may render an increased or extra premium payable for insurance.

                  i. Not make any alteration of or addition to the Demised Premises without the written approval of the Landlord, and all alterations, additions or improvements which may be made by either of the parties hereto upon the Demised Premises, except movable office furnishings, shall be the property of the Landlord, and shall remain upon and be surrendered with the Demised Premises, as a part thereof, at the termination of this Lease or any extension thereof.

                  j. Keep the Demised Premises and the property in which the Demised Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred

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         by Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1-1/2) times any and all estimated costs of any improvements, additions, or alterations in the Demised Premises, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

                  k. Cause to be performed by a competent service company, preventative maintenance of all rooftop HVAC units and warehouse unit heaters serving the Demised Premises, as recommended by the equipment manufacturer, unless performed by Landlord at Landlord's option.

                  1. Not place any additional locks on any of Tenant's doors without the written consent of Landlord. Landlord shall have the right to keep pass keys to the Demised Premises.

                  m. Tenant agrees and acknowledges that it shall be the sole responsibility of the Tenant to comply with any and all provisions of the Americans with Disabilities Act of 1990 thereinafter "ADA"), as such compliance may be required to operate the Demised Premises. The Tenant further agrees to indemnify and hold the Landlord harmless against any claims which may arise out of Tenant's failure to comply with the ADA. Such indemnification shall include, but not necessarily be limited to reasonable attorney's fees, court costs and judgments as a result of said claims.

         Tenant's obligations under this Section 9 to do or not to do a specified act shall extend to and include Tenant's obligations to see to it that Tenant's employees, agents and invitees shall do or shall not do such acts, as the case may be.

         10. PARKING AND DRIVES. Tenant, its employees, and invitees shall have the non-exclusive right to use the common driveways and parking lots along with the other tenants and customers of the Building. The use of such driveways and parking facilities are subject to such reasonable rules and regulations as Landlord may impose. Tenant further agrees not to use, or permit the use by its employees, the parking areas for the overnight storage of automobiles or other vehicles without the written consent of Landlord.

         11. CASUALTY LOSS. In case of damage to the Demised Premises or the Building by fire or other casualty, Tenant shall give immediate notice to Landlord who shall thereupon cause the damage to be repaired with reasonable speed at the expense of the Landlord, subject to delays which may arise by reason of adjustment of loss under insurance policies and for delays beyond the reasonable control of Landlord, and to the extent that the Demised Premises are rendered untenantable, the rent shall proportionately abate, except in the event such damage resulted from or was contributed to by the act, fault or neglect of Tenant, Tenant's employees or agents, in which event there shall be no abatement of rent. In the event the damage shall he so extensive that the Landlord, in its sole discretion, shall decide not to repair or rebuild, this Lease shall, at the option of Landlord, be terminated as of the date of such damage by written notice from the Landlord to the Tenant, and the rent shall be adjusted to the date of such damage and Tenant shall thereupon promptly vacate the Demised Premises.

         12. INDEMNITY AND INSURANCE. Tenant agrees to indemnify and save harmless Landlord from and against all claims of whatever nature arising from any act, omission or negligence of Tenant, or Tenant's officers, agents, servants, licensees or contractors, or arising from any accident, injury or damage whatsoever caused to

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any person or to the property of any person during the term hereof in or about the Demised Premises. This indemnity and hold harmless agreement shall include indemnity against all costs, expenses, and liabilities incurred in connection with any such claim or proceeding brought thereon and the defense thereof.

         Tenant agrees to use and occupy the Demised Premises and further agrees that Landlord shall have no responsibility or liability for any loss or damage to fixtures, equipment, merchandise or other personal property of Tenant.

         Tenant shall not carry any stock of goods or do anything in or about said Demised Premises which will in any way tend to increase insurance rates on said Demised Premises or the Building in which the same are located. If Landlord shall consent to such use, Tenant agrees to pay as additional rental any increase in premiums for insurance against loss by fire or extended coverage risks resulting from the business carried on in the Demised Premises by Tenant. If Tenant installs any electrical equipment that overloads the power lines to the Building or if any insurance company insuring the Building or the Demised Premises makes any safety recommendations regarding the Demised Premises, Tenant shall at its own expense, make whatever changes are necessary to comply with the requirements of insurance underwriters, insurance rating bureaus, loss control specialists or governmental authorities having jurisdiction.

         Tenant agrees to procure and maintain a policy or policies of insurance, at its own cost and expense, insuring Landlord and Tenant from all claims, demands, or actions made by or on behalf of any person or persons, firm, or corporation arising from, related to, or connected with the conduct and operation of Tenant's business in the Demised Premises for injury to or death of one or more persons and for damage to property in the combined single limit of not less than $1,000,000 each occurrence. Tenant shall carry like coverage against loss or damage by boiler or internal explosion by boilers, if there is a boiler in the Demised Premises. Said insurance shall not be subject to cancellation except after at least thirty (30) days' prior written notice to Landlord, and the policy or policies, or duly executed certificate or certificates for the same, together with satisfactory evidence of the payment of premium thereon, shall be deposited with Landlord at the commencement of the term and renewals thereof no less than thirty (30) days prior to the expiration of the term of such coverage. If Tenant fails to comply with such requirement, Landlord may obtain such insurance and keep the same in effect, and Tenant shall pay Landlord the premium cost thereof upon demand.

         Landlord shall procure at its own expense during the term of this Lease fire, windstorm, extended coverage, such other insurance as Landlord may obtain, and rental loss insurance on the Project provided, however, Tenant shall reimburse Landlord for its share of the actual net cost and expense to Landlord of such fire, windstorm, extended coverage, and rental loss insurance.

         Tenant shall procure at its own expense from the time Tenant takes possession until the end of the Lease Term, fire, extended coverage, vandalism, and sprinkler leakage insurance on the Demised Premises. This property insurance shall include floor coverings and/or any improvements and fixtures and signs installed by Landlord.

         Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility (to the other or anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage to property caused by fire or any other insured peril, even if such fire or other casualty shall have been caused by the fault or negligence of the other party or anyone for

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whom such party may be responsible. Tenant also agrees to obtain a waiver of subrogation from its insurer, subject to availability.

         13. EMINENT DOMAIN. If the entire Demised Premises are taken by eminent domain, this Lease shall automatically terminate as of the date of taking. If a portion of the Demised Premises is taken by eminent domain, Landlord shall have the right to terminate this Lease as of the date of taking by giving written notice thereof to Tenant within ninety (90) days after such date of taking. If Landlord does not elect to terminate this Lease, it shall, at its expense, restore the Demised Premises, exclusive of any improvements or other changes made therein by Tenant, to as near the condition which existed immediately prior to the date of taking as reasonably possible, and to the extent that the Demised Premises are rendered untenantable, the rent shall proportionately abate. All damages awarded for a taking under the power of eminent domain shall belong to and be the exclusive property of Landlord, whether such damages be awarded as compensation for diminution in value of the leasehold estate hereby created, or to the fee of the Demised Premises provided, however, that Landlord shall not be entitled to any separate award made to Tenant for the value and cost of removal of its personal property and fixtures.

         14. DEFAULT. Tenant hereby agrees that in case Tenant shall default in making its payments hereunder or in performing any of the other agreements, terms and conditions of this Lease then, in any such event, Landlord, in addition to all other rights and remedies available to Landlord, by law or by other provisions hereof, may without process re-enter immediately into the Demised Premises and remove all persons and property therefrom and, at Landlord's option, annul and cancel this Lease as to all future rights of Tenant, and Tenant hereby expressly waives the service of any notice in writing of intention to re-enter as aforesaid. Landlord, in addition to the foregoing, may also accelerate rent due and owing for the remainder of the term. Tenant further agrees that in case of any such termination, Tenant will indemnify the Landlord against all loss of rents and other damage which Landlord may incur by reason of such termination including, but not limited to, costs of restoring and repairing the Demised Premises and putting the same in rentable condition, costs of renting the Demised Premises to another tenant, loss or diminution of rents and other damage which Landlord may incur by reason of such termination, and all reasonable attorney's fees and expenses incurred in enforcing any of the terms of this Lease. Neither acceptance of rent by Landlord, with or without knowledge of breach, nor failure of Landlord to take action on account of any breach hereof or to enforce its rights hereunder, shall be deemed a waiver of any breach, and absent written notice or consent, said breach shall be a continuing one.

         Tenant further agrees that if (i) Tenant is declared bankrupt or insolvent, (ii) Tenant petitions for, or consents to, the appointment of a receiver of all or substantially all of Tenant's assets, (iii) Tenant petitions or consents to be declared a bankrupt or an insolvent, or (iv) a petition if filed by a third person to have Tenant declared bankrupt or insolvent or to have a receiver appointed with respect to all or substantially all of Tenant's assets and such petition is not discharged within sixty (60) days after service thereof is made on Tenant, then, at Landlord's option, without limiting Landlord's other rights and remedies to which Landlord is entitled under law and/or equity by reason of any of the aforesaid occurrences and without relieving Tenant of Tenant's obligations under this Lease, Landlord may terminate this Lease and, whether or not this Lease is terminated, may re-enter the Demised Premises and remove all persons therefrom, all as set forth in the foregoing paragraph of this Section 14.

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         15. NOTICES. All bills, statements, notices or communications which
Landlord may desire or be required to give to Tenant shall be deemed sufficiently given or rendered if in writing and either delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the Building, and the time of rendition thereof or the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant or deposited in the mail as herein provided. Any notice by Tenant to Landlord must be served by registered or certified mail addressed to Landlord at the address where the last previous rental hereunder was payable, or in case of subsequent change upon notice given, to the latest address furnished.

         16. HOLDING OVER. Should Tenant continue to occupy the Demised Premises after expiration of said Lease Term or any renewal or renewals thereof, or after a forfeiture incurred, such tenancy shall be from month-to-month, and in no event from year-to-year or for any longer term. The monthly base rent during such month-to-month tenancy shall be one and a half (1.5) times the amount of the monthly base rent set forth in Paragraph 3 of this Lease.

         17. SUBORDINATION. The rights of Tenant shall be subordinate to the lien of any first mortgage now or hereafter in force against the real estate on or in which the Demised Premises are located, and Tenant shall execute such further instruments subordinating this Lease to the lien or liens of any such mortgage or mortgages as shall be requested by Landlord. Notwithstanding the foregoing provisions, Tenant agrees that any First Mortgagee shall have the right at any time to subordinate any rights of such First Mortgagee to the rights of Tenant under this Lease on such terms and subject to such conditions as such First Mortgagee deems appropriate.

         18. ESTOPPEL CERTIFICATE. Tenant shall at any time and from time to time upon not less than ten (10) days' prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying
(i) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect); (ii) the date of commencement of the term of this Lease; (iii) that rent is paid currently without any offset or defense thereto; (iv) the amount of rent, if any, paid in advance; and (v) that there are no uncured defaults by Landlord or stating those claimed by Tenant, provided that, in fact, such facts are accurate and ascertainable. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Demised Premises are a part. Failure to sign the statement or failure to specify any default claimed shall be deemed approval of the statement submitted to Tenant by Landlord.

         19. MORTGAGEE PROTECTION. Tenant agrees to give any mortgagees and/or trust deed holders, by registered mail, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified, in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such mortgagees and/or trust deed holders. Tenant agrees to send such notices to Teachers Insurance and Annuity Association, 730 Third Avenue, New York, New York 10017, Attention Senior Vice President, Mortgage Department. Tenant further agrees that if Landlord shall have failed to cure such default within the term provided for in this Lease, then the mortgagees and/or trust deed holders shall have an additional thirty (30) days within which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary, if within such thirty (30) days any mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in

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which event this Lease shall not be terminated while such remedies are being so diligently pursued.

         20. SERVICE CHARGE. Tenant agrees to pay a service charge equal to twelve percent (12%) per annum on any portion thereof of any payment of monthly base rent or additional charge payable by Tenant hereunder which is not paid within ten (10) days from the date due, or $25.00 per month or portion thereof, whichever is greater.

         21. SECURITY DEPOSIT. Tenant has deposited with Landlord the total sum of Five thousand 00/100 Dollars ($5,000.00) on May 11, 1990, check #002, of which two thousand five hundred and 00/100 Dollars ($2,500.00) shall be held for security/damage to the above referenced demised premises. Upon expiration of the lease agreement dated July 31, 1996 for the demised premises commonly described as 2654-2664 Patton Road, any remaining security deposit shall transfer to the demised premises herein and be held as additional security deposit by Landlord. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provisions of this Lease including, but not limited to, the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said security deposit is so used or applied, Tenant shall within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Lease Term. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest.

         22. PROPERTY TAXES. Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Demised Premises except that which has been paid for by Landlord and is the standard of the Building. In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

         23. NOVATION IN EVENT OF SALE OR TRANSFER. In the event of the sale of the Building or the transfer of the title thereto, Landlord shall be relieved of all of the covenants and obligations created by this Lease, except as to breaches thereof occurring prior to such sale or transfer, and such sale or transfer shall automatically result in the purchaser or transferee assuming and agreeing to carry out all of the covenants and obligations of Landlord herein from and after such sale or transfer.

         24. DISPLAYS. Tenant shall not display or suffer to be displayed on the outside of the Demised Premises, on the outside of


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the Building or on the sidewalks, driveways, or parking areas adjoining the
Building, any goods or merchandise whatsoever, except with Landlord's written consent.

         25. INTERRUPTION OF SERVICES. No liability shall attach to Landlord for any inconvenience, loss, or damage sustained by Tenant or any other person, or to the property of Tenant or such other person, due to interruption of electric power, water, or gas to the Building or to the Demised Premises or by reason of the failure of any piping, wiring, or apparatus in the Building or for any inconvenience, loss, or damage sustained by Tenant as a result of any of the causes set forth in Section 12 or caused by any act or thing done or suffered to be done by any other tenant of the Building or any servant, employee, agent, invitee, or customer of Tenant. However, Landlord shall make all reasonable effort to remedy such interruption of services.

         26. ZONING. Tenant covenants that it has satisfied itself prior to execution of this Lease that the Demised Premises are properly zoned to permit Tenant's intended use of the Demised Premises. Any changes with respect to the interior finishing of the premises in order to comply with any local or municipal by-laws shall be at the sole expense of Tenant.

         27. QUIET ENJOYMENT. Conditional upon the faithful performance of the terms, covenants and provisions herein contained by Tenant, Landlord covenants that Tenant shall quietly have, hold and enjoy the Demised Premises for the term hereof except or otherwise herein provided.

         28. JANITORIAL SERVICES. Tenant shall provide all janitorial and, at the option of Landlord, all refuse removal services for the Demised Premises, at the expense of Tenant.

         29. HAZARDOUS MATERIALS. Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances, or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Project any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord from any release of hazardous materials on the Premises-occurring while Tenant is in possession or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the lease term.

         30. MEMORANDUM. Upon the request of either Landlord or Tenant, the parties shall enter into a memorandum, in recordable form, setting forth a summary of the terms hereof relating only to

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the description of the Demised Premises, the term hereof, and the conditions of assignment or subletting.

         31. GENERAL. This Lease does not create the relationship of principal and agent or of partnership or of joint venture or of any association between Landlord and Tenant, the sole relationship between Landlord and Tenant being that of lessor and lessee. No waiver of any default of Tenant hereunder shall be implied from any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. Each term and each provision of this Lease performable by Tenant shall be construed to be both a covenant and a condition. The topical headings of the several paragraphs and clauses are for convenience only and do not define, limit or construe the contents of such paragraphs or clauses.

         All preliminary negotiations are merged into and incorporated in this Lease. This Lease can only be modified or amended by an Agreement in writing signed by the parties hereto. All provisions hereof shall be binding upon the heirs, successors and assigns of each party hereto.

         32. BASE RENT ADJUSTMENT. During years three through five of the lease term (year five being August 1, 2000-September 30, 2001), Tenant covenants and agrees to pay to Landlord as Base Rent during each of such lease years an amount equal to the product obtained by multiplying two hundred twenty-nine thousand four hundred sixty and 90/100 Dollars ($229,460.90) by a fraction, the numerator of which is the "Consumer Price Index - Seasonally Adjusted U.S. City Average For All Items For All Urban Consumers (1982-84=100, 1996 Definition)" published monthly in the "Monthly Labor Review" of the Bureau of Labor Statistics of the United States Department of Labor ("CPI-U"), for the first calendar month of the lease year, and the denominator of which is the CPI-U for the first full calendar month of the first lease year.

         In any event, the annual base rent increase will be a minimum of three percent (3%).

         If the CPI-U is discontinued, the "Consumer Price Index Seasonally Adjusted U.S. city Average For All Urban Wage Earners and Clerical Workers (1982-84=100, 1996 Definition)" published monthly in the "Monthly Labor Review" by the Bureau of Labor Statistics of the United States Department of Labor ("CPI-W"), shall be used for making the computation above. If the CPI-W is discontinued, comparable statistics on the purchasing power of the consumer dollar published by the Bureau of Labor Statistics of the United States Department of Labor shall be used for making the computation above. If the Bureau of Labor Statistics shall no longer maintain statistics on the purchasing power of the consumer dollar, comparable statistics published by a responsible financial periodical or recognized authority selected by Lessor shall be used for making the computation above. If the base year "(1982=100)" or other base year used in computing the CPI-U is changed, the figures used in making the adjustment above shall be changed accordingly so that all increases in the CPI-U are taken into account notwithstanding any such change in the base year for calculation of Base Rent.

         33. IMPROVEMENTS. Landlord, at its sole cost and expense, shall replace carpets in areas mutually agreeable between Landlord and Tenant.

         34. PRIOR LEASE AGREEMENTS. Landlord and Tenant's rights and obligations under prior lease agreements dated May 3, 1990, July 2, 1991, December 13, 1991, December 30, 1992, May 10, 1993 and

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September, 1994 and any lease addendum, amendment or renewal pertaining to the above-referenced lease agreements and any agreement dated prior to July 23, 1996, shall be null and void upon the execution of this lease agreement.

         35. ENTIRE AGREEMENT. This Lease Agreement, as well as Exhibit(s) A contain the entire understanding of the parties hereto with respect to the transaction contemplated thereby and supersedes all prior agreements and understandings between the parties with respect to the subject matter. NO representations, warranties, undertakings or promises, whether oral, implied, written or otherwise, have been made by either party hereto to the other unless expressly stated in this Lease or unless mutually agreed to in writing between the parties hereto and after the date hereof, and neither party has relied on any verbal representation, agreements, or understandings not expressly set forth herein.




         In Witness Whereof, the parties hereto have executed this Lease the day and year first above written.

                             LANDLORD: Roseville Properties
                                       Management Company, Inc.
                                       as agent for COMMERS-
                                       KLODT, a Minnesota
                                       general partnership

                             BY: /s/ Daniel P. Commers


                             ITS: President



                             TENANT Diametrics Medical Inc.,
                                    a Minnesota Corporation,


                             BY: /s/ David T. Giddings


                             ITS: Chief Executive Officer



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                                     - 12 -

                           LEASE AGREEMENT

         This Lease Agreement, made this 31st day of July, 1996, between Roseville Properties Management Company, Inc., as agent for COMMERS-KLODT, a Minnesota general partnership (hereinafter called "Landlord"), and Diametrics Medical, Inc., a Minnesota Corporation (hereinafter called "Tenant");

         Witnesseth, That:

         1. DEMISED PREMISES. Landlord, subject to the terms and conditions hereof, hereby leases to Tenant the premises (hereinafter referred to as the "Demised Premises") shown outlined in red on the floor plan attached hereto as Exhibit A and comprising approximately 14,693 square feet of Office and 3,639 square feet of Warehouse, for a total of 18,332 square feet in the building known as Roseville Business Commons II, located at 2654- 2664 Patton Road, Roseville, Minnesota, 55113 (hereinafter referred to as the "Building"), to be used by Tenant for general office, showroom, light manufacturing and/or warehouse uses and purposes and for no other use or purpose, together with a right of access over and across all common areas of the Project. The parcel or parcels of land on which they are built, and all improvements thereon, are hereinafter referred to as the "Project".

         2. TERM. Tenant takes the Demised Premises from Landlord, upon the terms and conditions herein contained, to have and to hold the same for the term ("Lease Term") of Three (3) years and two (2) months commencing on the first day of August , 1996, and ending on the thirtieth day of September, 1999, unless sooner terminated as herein provided.

         a. If the Landlord, for any reason whatsoever, cannot deliver possession of the said Demised Premises to the Tenant at the commencement of the Lease Term hereof, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, nor shall the expiration date of the above Lease Term be in any way extended, but in that event, all rent shall be abated during the period between the commencement of said Lease Term and the time when Landlord delivers possession.

         b. In the event that Landlord shall permit Tenant to occupy the Demised Premises prior to the commencement date of the Lease Term, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the termination date hereinabove provided.

         3. BASE RENT. For the initial year of the lease term, Tenant shall pay to Landlord base rent in equal monthly installments of twelve thousand two hundred ninety-seven and 72/100 dollars ($12,297.72) payable on or before the first day of each month in advance at the office of Landlord at 2575 Fairview Avenue North. Suite 250. Roseville, Minnesota, 55113, or at such other place as may from time to time be designated by Landlord.

         4. OPERATING COSTS. Tenant shall, for the entire Lease Term, pay to Landlord as additional rent, without any set-off or deduction therefrom, Tenant's share of all costs which Landlord may incur in owning, maintaining and operating the Project for each calendar year during the Lease Term. Said costs are referred to herein as "Operating Costs" and are hereby defined to include, but shall not be limited to, all real estate taxes and annual installments of special assessments payable with respect to the Project, maintenance, repair, replacement and care of all heating, lighting, plumbing and air conditioning fixtures, equipment and systems serving the common areas, parking and landscape areas, signs, snow removal, non-structural repair and maintenance of the exterior of the Building (including the costs of equipment purchased and used for such purposes), management fees, insurance premiums, utility costs, costs of wages, services, equipment and supplies, and all other costs of any nature whatsoever which for federal tax purposes may be expensed rather than capitalized, but exclusive only of leasing commissions, depreciation, costs of tenant improvements, and payments of principal and interest on any mortgages covering the Project. Operating Costs shall also include any expenses or the yearly amortization of capital costs incurred by Landlord for improvements or structural repairs to the Project required to comply with any change in the laws, rules or regulations of any governmental authority having jurisdiction, or for purpose of reducing Operating Costs, which costs shall be amortized over the useful life of such improvements or repairs, as reasonably estimated by Landlord. Tenant's proportionate share of operating expenses shall be that fraction, the numerator of which is the area of Tenant's Demised Premises and the denominator of which is the total area of the Building.

         As soon as reasonably practicable prior to the commencement of each calendar year during the Lease Term, Landlord shall furnish to Tenant an estimate of Tenant's share of Operating Costs for the ensuing calendar year, and Tenant shall pay, as additional rent hereunder together with each installment of monthly base rent, one-twelfth (l/12th) of its estimated annual share of such Operating Costs. As soon as reasonably practicable after the end of each calendar year during the Lease Term, Landlord shall furnish to Tenant a statement of the actual Operating Costs for the previous calendar year, including Tenant's share of such amount, and within thirty (30) days thereafter, Tenant shall pay to Landlord, or Landlord to Tenant as the case may be, the difference between such actual and estimated excess Operating Costs paid by Tenant. Tenant's share of such excess Operating Costs for the years in which this Lease commences and terminates, and shall be prorated based upon the dates of commencement and termination of the Lease Term.

         5. ADDITIONAL TAXES. Tenant shall pay as additional rent to Landlord, together with each installment of monthly base rent, the amount of any gross receipts tax, sales tax or similar tax (but excluding therefrom any income tax) payable, or which will be payable, by Landlord, by reason of the receipt of the monthly base rent and adjustments thereto.

         6. UTILITIES. Landlord shall provide mains and conduits to supply water, gas, electricity and sanitary sewer service to the Demised Premises. Tenant shall pay, when due, either directly to the utility company if billed individually, or to Landlord if billed as an operating expense, all charges for sewer usage or rental, garbage disposal, refuse removal, water, electricity, gas, telephone and/or other utility services or energy source furnished to the Demised Premises during the term of this Lease, or any renewal or extension thereof. Landlord shall not exceed the rate Tenant would be required to pay to a utility company or service company furnishing any of the foregoing utilities or services. The charges thereof shall be deemed operating costs in accordance with
Section 4 if the charges are not billed directly to Tenant by the utility company.

         Tenant agrees that if it uses water in its Demised Premises for any use other than for toilets and lavatories in number comparable to typical office/showroom/warehouse tenants, it will allow Landlord to submeter its water usage and bill Tenant directly therefor.

         7. CARE AND REPAIR OF DEMISED PRENISES. Tenant shall, at all times throughout the terms of this Lease, including renewals

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and extensions, and at its sole expense, keep and maintain the Demised Premises in a clean, safe, sanitary and first-class condition, and in compliance with all applicable laws, codes, ordinances, rules and regulations. Tenant's obligations hereunder shall include but not be limited to the maintenance, repair and replacement, if necessary, of all lighting and plumbing fixtures and equipment, HVAC equipment serving the Demised Premises and other equipment, fixtures, motors and machinery, all interior walls, partitions, doors and windows, including the regular painting thereof, all exterior entrances, windows, doors, and docks and the replacement of all broken glass. When used in this provision, the term ""repairs"" shall include replacements or renewals when necessary, and all such repairs made by Tenant shall keep and maintain all portions of the Demised Premises and the sidewalks and areas adjoining the same in a clean and orderly condition, free of accumulation of dirt, rubbish and snow.

         If Tenant fails, refuses or neglects to maintain or repair the Demised Premises as required in this Lease after notice shall have been given to Tenant, Landlord may make such repairs without liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures or other property or to Tenant's business by reason thereof, and upon completion thereof, Tenant shall pay to Landlord all costs plus fifteen percent (15%) for overhead incurred by landlord in making such repairs upon presentation to Tenant of bill therefor. Landlord shall keep the foundation, exterior walls (except plate glass or glass or other breakable materials used in structural portions) and roof in good repair and, if necessary or required by proper governmental authority, make modifications or replacements thereof, except that Landlord shall not be required to make any such repairs, modifications or replacements which become necessary or desirable by reason of the negligence of Tenant, its agents, servants or employees, or by reason of anyone illegally entering in or upon the Premises .

         Landlord shall manage all outside maintenance of the Project, including grounds and parking areas. The cost of such maintenance shall be prorated in accordance with Section 4 of this Lease. All such maintenance which is provided by Landlord shall be provided as reasonably necessary for the comfortable use and occupancy of Demised Premises during business hours, except Saturdays, Sundays, and holidays, upon the condition that Landlord shall not be liable for damages for failure to do so due to causes beyond its control.

         8. CONSTRUCTION OF DEMISED PREMISES. Landlord agrees to construct Tenant's space in accordance with the attached Exhibit B using building standard materials and finishes, at no cost to Tenant. Tenant may make changes or alterations to the attached floor plan prior to construction provided such changes or alterations do not substantially change the construction costs of the Demised Premises. Should such changes substantially increase the construction costs in the opinion of Landlord, such costs shall be borne by Tenant.

         9. OBLIGATIONS OF TENANT. Tenant agrees that it shall:

                  a. Observe such rules and regulations as from time to time may be put in effect by Landlord for the general safety, comfort and convenience of Landlord, occupants and tenants of said Building.

                  b. Give Landlord access to the Demised Premises at all reasonable times, without charge or diminution of rent to enable Landlord to examine the same and to make such repairs; additions and alterations as Landlord may deem advisable.

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

                  c. Keep the Demised Premises in good order and condition and replace all glass broken by Tenant with glass of the same quality as that broken, save only glass broken by fire and extended coverage type risks, and commit no waste on the Demised Premises.

                  d. Pay for all electric lamps, starters and ballasts as replaced in the Demised Premises.

                  e. Upon the termination of this Lease in any manner whatsoever, remove Tenant's goods and effects and those of any other person claiming under Tenant, and quit and deliver up the Demised Premises to Landlord peaceably and quietly in as good order and condition as the same are now in or hereafter may be put in by Landlord or Tenant, reasonable use and wear thereof and repairs which are Landlord's obligation excepted. Goods and effects not removed by Tenant at the termination of this Lease, however terminated, shall be considered abandoned and Landlord may dispose of the same as it deems expedient.

                  f. Not either voluntarily or by operation of law, assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, and shall not sublet the Demised Premises or any part thereof, or any right or privilege appurtenant thereto, or suffer any other person (the employees, agents, servants and invitees of Tenant excepted) to occupy or use the Demised Premises or any portion thereof, without the prior written consent of Landlord. Notwithstanding the foregoing, any subtenant or assignee must have at least the financial strength of the original Tenant. Consent to one assignment, subletting, occupation or use by any other person shall not be deemed to be a consent to any subsequent assignment, subletting, occupation or use by another person. Any such assignment or subletting without such consent shall be void, and shall, at the option of Landlord, constitute a default under this Lease. Regardless of Landlord's consent, no subletting or assignment shall release Tenant of Tenant's obligation to pay the rent and perform all other obligations to be performed by Tenant hereunder for the term of this Lease. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof or any right hereunder. Any subrent charged to subtenant by Tenant which is in excess of the rent charged by Landlord to Tenant shall be passed on in full to Landlord. Any such subrent, in no event, may be based on net income.

                  g. Not place signs on or about the Demised Premises without first obtaining Landlord's written consent thereto. Tenant's signs on exterior of Building shall conform to sign criteria attached hereto as Exhibit C.

                  h. Not overload, damage or deface the Demised Premises or do any act which may make void or voidable any insurance on the Demised Premises or the Building or which may render an increased or extra premium payable for insurance.

                  i. Not make any alteration of or addition to the Demised Premises without the written approval of the Landlord, and all alterations, additions or improvements which may be made by either of the parties hereto upon the Demised Premises, except movable office furnishings, shall be the property of the Landlord, and shall remain upon and be surrendered with the Demised Premises, as a part thereof, at the termination of this Lease or any extension thereof.

                  j. Keep the Demised Premises and the property in which the Demised Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred

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                                     - 4 -
         by Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1-1/2) times any and all estimated costs of any improvements, additions, or alterations in the Demised Premises, to insure Landlord against any liability for mechanics' and materialmen's liens and to insure completion of the work.

                  k. Cause to be performed by a competent service company, preventative maintenance of all rooftop HVAC units and warehouse unit heaters serving the Demised Premises, as recommended by the equipment manufacturer, unless performed by Landlord at Landlord's option.

                  1. Not place any additional locks on any of Tenant's doors without the written consent of Landlord. Landlord shall have the right to keep pass keys to the Demised Premises.

                  m. Tenant agrees and acknowledges that it shall be the sole responsibility of the Tenant to comply with any and all provisions of the Americans with Disabilities Act of 1990 (hereinafter "ADA"), as such compliance may be required to operate the Demised Premises. The Tenant further agrees to indemnify and hold the Landlord harmless against any claims which may arise out of Tenant's failure to comply with the ADA. Such indemnification shall include, but not necessarily be limited to reasonable attorney's fees, court costs and judgments as a result of said claims.

         Tenant's obligations under this Section 9 to do or not to do a specified act shall extend to and include Tenant's obligations to see to it that Tenant's employees, agents and invitees shall do or shall not do such acts, as the case may be.

         10. PARKING AND DRIVES. Tenant, its employees, and invitees shall have the non-exclusive right to use the common driveways and parking lots along with the other tenants and customers of the Building. The use of such driveways and parking facilities are subject to such reasonable rules and regulations as Landlord may impose. Tenant further agrees not to use, or permit the use by its employees, the parking areas for the overnight storage of automobiles or other vehicles without the written consent of Landlord.

         11. CASUALTY LOSS. In case of damage to the Demised Premises or the Building by fire or other casualty, Tenant shall give immediate notice to Landlord who shall thereupon cause the damage to be repaired with reasonable speed at the expense of the Landlord, subject to delays which may arise by reason of adjustment of loss under insurance policies and for delays beyond the reasonable control of Landlord, and to the extent that the Demised Premises are rendered untenantable, the rent shall proportionately abate, except in the event such damage resulted from or was contributed to by the act, fault or neglect of Tenant, Tenant's employees or agents, in which event there shall be no abatement of rent. In the event the damage shall be so extensive that the Landlord, in its sole discretion, shall decide not to repair or rebuild, this Lease shall, at the option of Landlord, be terminated as of the date of such damage by written notice from the Landlord to the Tenant, and the rent shall be adjusted to the date of such damage and Tenant shall thereupon promptly vacate the Demised Premises.

         12. INDEMNITY AND INSURANCE. Tenant agrees to indemnify and save harmless Landlord from and against all claims of whatever nature arising from any act, omission or negligence of Tenant, or Tenant's officers, agents, servants, licensees or contractors, or arising from any accident, injury or damage whatsoever caused to

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

any person or to the property of any person during the term hereof in or about the Demised Premises. This indemnity and hold harmless agreement shall include indemnity against all costs, expenses, and liabilities incurred in connection with any such claim or proceeding brought thereon and the defense thereof.

         Tenant agrees to use and occupy the Demised Premises and further agrees that Landlord shall have no responsibility or liability for any loss or damage to fixtures, equipment, merchandise or other personal property of Tenant.

         Tenant shall not carry any stock of goods or do anything in or about said Demised Premises which will in any way tend to increase insurance rates on said Demised Premises or the Building in which the same are located. If Landlord shall consent to such use, Tenant agrees to pay as additional rental any increase in premiums for insurance against loss by fire or extended coverage risks resulting from the business carried on in the Demised Premises by Tenant. If Tenant installs any electrical equipment that overloads the power lines to the Building or if any insurance company insuring the Building or the Demised Premises makes any safety recommendations regarding the Demised Premises, Tenant shall at its own expense, make whatever changes are necessary to comply with the requirements of insurance underwriters, insurance rating bureaus, loss control specialists or governmental authorities having jurisdiction.

         Tenant agrees to procure and maintain a policy or policies of insurance, at its own cost and expense, insuring Landlord and Tenant from all claims, demands, or actions made by or on behalf of any person or persons, firm, or corporation arising from, related to, or connected with the conduct and operation of Tenant's business in the Demised Premises for injury to or death of one or more persons and for damage to property in the combined single limit of not less than $1,000,000 each occurrence. Tenant shall carry like coverage against loss or damage by boiler or internal explosion by boilers, if there is a boiler in the Demised Premises. Said insurance shall not be subject to cancellation except after at least thirty (30) days' prior written notice to Landlord, and the policy or policies, or duly executed certificate or certificates for the same, together with satisfactory evidence of the payment of premium thereon, shall be deposited with Landlord at the commencement of the term and renewals thereof no less than thirty (30) days prior to the expiration of the term of such coverage. If Tenant fails to comply with such requirement, Landlord may obtain such insurance and keep the same in effect, and Tenant shall pay landlord the premium cost thereof upon demand.

         Landlord shall procure at its own expense during the term of this Lease fire, windstorm, extended coverage, such other insurance as Landlord may obtain, and rental loss insurance on the Project provided, however, Tenant shall reimburse Landlord for its share of the actual net cost and expense to Landlord of such fire, windstorm, extended coverage, and rental loss insurance.

         Tenant shall procure at its own expense from the time Tenant takes possession until the end of the Lease Term, fire, extended coverage, vandalism, and sprinkler leakage insurance on the Demised Premises. This property insurance shall include floor coverings and/or any improvements and fixtures and signs installed by Landlord.

         Each of Landlord and Tenant hereby releases the other from any and all liability or responsibility (to the other or anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage to property caused by fire or any other insured peril, even if such fire or other casualty shall have been caused by the fault or negligence of the other party or anyone for

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whom such party may be responsible. Tenant also agrees to obtain a waiver of subrogation from its insurer, subject to availability.

         13. EMINENT DOMAIN. If the entire Demised Premises are taken by eminent domain, this Lease shall automatically terminate as of the date of taking. If a portion of the Demised Premises is taken by eminent domain, Landlord shall have the right to terminate this Lease as of the date of taking by giving written notice thereof to Tenant within ninety (90) days after such date of taking. If Landlord does not elect to terminate this Lease, it shall, at its expense, restore the Demised Premises, exclusive of any improvements or other changes made therein by Tenant, to as near the condition which existed immediately prior to the date of taking as reasonably possible, and to the extent that the Demised Premises are rendered untenantable, the rent shall proportionately abate. All damages awarded for a taking under the power of eminent domain shall belong to and be the exclusive property of Landlord, whether such damages be awarded as compensation for diminution in value of the leasehold estate hereby created, or to the fee of the Demised Premises provided, however, that Landlord shall not be entitled to any separate award made to Tenant for the value and cost of removal of its personal property and fixtures.

         14. DEFAULT. Tenant hereby agrees that in case Tenant shall default in making its payments hereunder or in performing any of the other agreements, terms and conditions of this Lease then, in any such event, Landlord, in addition to all other rights and remedies available to Landlord, by law or by other provisions hereof, may without process re-enter immediately into the Demised Premises and remove all persons and property therefrom and, at Landlord's option, annul and cancel this Lease as to all future rights of Tenant, and Tenant hereby expressly waives the service of any notice in writing of intention to re-enter as aforesaid. Landlord, in addition to the foregoing, may also accelerate rent due and owing for the remainder of the term. Tenant further agrees that in case of any such termination, Tenant will indemnify the Landlord against all loss of rents and other damage which Landlord may incur by reason of such termination including, but not limited to, costs of restoring and repairing the Demised Premises and putting the same in rentable condition, costs of renting the Demised Premises to another tenant, loss or diminution of rents and other damage which Landlord may incur by reason of such termination, and all reasonable attorney's fees and expenses incurred in enforcing any of the terms of this Lease. Neither acceptance of rent by Landlord, with or without knowledge of breach, nor failure of Landlord to take action on account of any breach hereof or to enforce its rights hereunder, shall be deemed a waiver of any breach, and absent written notice or consent, said breach shall be a continuing one.

         Tenant further agrees that if (i) Tenant is declared bankrupt or insolvent, (ii) Tenant petitions for, or consents to, the appointment of a receiver of all or substantially all of Tenant's assets, (iii) Tenant petitions or consents to be declared a bankrupt or an insolvent, or (iv) a petition if filed by a third person to have Tenant declared bankrupt or insolvent or to have a receiver appointed with respect to all or substantially all of Tenant's assets and such petition is not discharged within sixty (60) days after service thereof is made on Tenant, then, at Landlord's option, without limiting Landlord's other rights and remedies to which Landlord is entitled under law and/or equity by reason of any of the aforesaid occurrences and without relieving Tenant of Tenant's obligations under this Lease, Landlord may terminate this Lease and, whether or not this Lease is terminated, may re-enter the Demised Premises and remove all persons therefrom, all as set forth in the foregoing paragraph of this Section 14.

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         15. NOTICES. All bills, statements, notices or communications which
Landlord may desire or be required to give to Tenant shall be deemed sufficiently given or rendered if in writing and either delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the Building, and the time of rendition thereof or the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant or deposited in the mail as herein provided. Any notice by Tenant to Landlord must be served by registered or certified mail addressed to Landlord at the address where the last previous rental hereunder was payable, or in case of subsequent change upon notice given, to the latest address furnished.

         16. HOLDING OVER. Should Tenant continue to occupy the Demised Premises after expiration of said Lease Term or any renewal or renewals thereof, or after a forfeiture incurred, such tenancy shall be from month-to-month, and in no event from year-to-year or for any longer term. The monthly base rent during such month-to-month tenancy shall be one and a half (1.5) times the amount of the monthly base rent set forth in Paragraph 3 of this Lease.

         17. SUBORDINATION. The rights of Tenant shall be subordinate to the lien of any first mortgage now or hereafter in force against the real estate on or in which the Demised Premises are located, and Tenant shall execute such further instruments subordinating this Lease to the lien or liens of any such mortgage or mortgages as shall be requested by Landlord. Notwithstanding the foregoing provisions, Tenant agrees that any First Mortgagee shall have the right at any time to subordinate any rights of such First Mortgagee to the rights of Tenant under this Lease on such terms and subject to such conditions as such First Mortgagee deems appropriate.

         18. ESTOPPEL CERTIFICATE. Tenant shall at any time and from time to time upon not less than ten (10) days' prior written notice from Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying
(i) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect); (ii) the date of commencement of the term of this Lease; (iii) that rent is paid currently without any offset or defense thereto; (iv) the amount of rent, if any, paid in advance; and (v) that there are no uncured defaults by Landlord or stating those claimed by Tenant, provided that, in fact, such facts are accurate and ascertainable. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Demised Premises are a part. Failure to sign the statement or failure to specify any default claimed shall be deemed approval of the statement submitted to Tenant by Landlord.

         19. MORTGAGEE PROTECTION. Tenant agrees to give any mortgagees and/or trust deed holders, by registered mail, a copy of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified, in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such mortgagees and/or trust deed holders. Tenant agrees to send such notices to Teachers Insurance and Annuity Association, 730 Third Avenue, New York, New York 10017, Attention Senior Vice President, Mortgage Department. Tenant further agrees that if Landlord shall have failed to cure such default within the term provided for in this Lease, then the mortgagees and/or trust deed holders shall have an additional thirty (30) days within which to cure such default or, if such default cannot be cured within that time, then such additional time as may be necessary, if within such thirty (30) days any mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in

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which event this Lease shall not be terminated while such remedies are being so diligently pursued.

         20. SERVICE CHARGE. Tenant agrees to pay a service charge equal to twelve percent (12%) per annum on any portion thereof of any payment of monthly base rent or additional charge payable by Tenant hereunder which is not paid within ten (10) days from the date due, or $25.00 per month or portion thereof, whichever is greater.

         21. SECURITY DEPOSIT. Tenant has deposited with Landlord the total sum of Five thousand 00/100 Dollars ($5,000.00) on May 11, 1990, check #002, of which two thousand five hundred and 00/100 Dollars ($2,500.00) shall be held for security/damage to the above referenced demised premises. Upon expiration of this lease agreement, any remaining security deposit shall transfer to the demised premises commonly described in the lease agreement dated July 31, 1996 as 2640-2652 Patton Road, Roseville, Minnesota, and be held as additional security deposit by Landlord for said demised premises. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants, and conditions of this Lease to be kept and performed by Tenant during the term hereof. If Tenant defaults with respect to any provisions of this Lease including, but not limited to, the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of said security deposit is so used or applied, Tenant shall within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to he last assignee of Tenant's interest hereunder) at the expiration of the Lease Term. In the event of termination of Landlord's interest in this Lease, Landlord shall transfer said deposit to Landlord's successor in interest.

         22. PROPERTY TAXES. Tenant shall pay, or cause to be paid, before delinquency, any and all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Demised Premises except that which has been paid for by Landlord and is the standard of the Building. In the event any or all of the Tenant's leasehold improvements, equipment, furniture, fixtures and personal property shall be assessed and taxed with the Building, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

         23. NOVATION IN EVENT OF SALE OR TRANSFER. In the event of the sale of the Building or the transfer of the title thereto, Landlord shall be relieved of all of the covenants and obligations created by this Lease, except as to breaches thereof occurring prior to such sale or transfer, and such sale or transfer shall automatically result in the purchaser or transferee assuming and agreeing to carry out all of the covenants and obligations of Landlord herein from and after such sale or transfer.

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         24. DISPLAYS. Tenant shall not display or suffer to be displayed on the outside of the Demised Premises, on the outside of the Building or on the sidewalks, driveways, or parking areas adjoining the Building, any goods or merchandise whatsoever, except with Landlord's written consent

         25. INTERRUPTION OF SERVICES. No liability shall attach to Landlord for any inconvenience, loss, or damage sustained by Tenant or any other person, or to the property of Tenant or such other person, due to interruption of electric power, water, or gas to the Building or to the Demised Premises or by reason of the failure of any piping, wiring, or apparatus in the Building or for any inconvenience, loss, or damage sustained by Tenant as a result of any of the causes set forth in Section 12 or caused by any act or thing done or suffered to be done by any other tenant of the Building or any servant, employee, agent, invitee, or customer of Tenant. However, Landlord shall make all reasonable effort to remedy such interruption of services.

         26. ZONING. Tenant covenants that it has satisfied itself prior to execution of this Lease that the Demised Premises are properly zoned to permit Tenant's intended use of the Demised Premises. Any changes with respect to the interior finishing of the premises in order to comply with any local or municipal by-laws shall be at the sole expense of Tenant.

         27. QUIET ENJOYMENT. Conditional upon the faithful performance of the terms, covenants and provisions herein contained by Tenant, Landlord covenants that Tenant shall quietly have, hold and enjoy the Demised Premises for the term hereof except or otherwise herein provided.

         28. JANITORIAL SERVICES. Tenant shall provide all janitorial and, at the option of Landlord, all refuse removal services for the Demised Premises, at the expense of Tenant.

          29. HAZARDOUS MATERIALS. Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances, or materials. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Project any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord from any release of hazardous materials on the Premises occurring while Tenant is in possession or elsewhere if caused by Tenant or persons acting under Tenant. The within covenants shall survive the expiration or earlier termination of the lease term.

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         30. MEMORANDUM. Upon the request of either Landlord or Tenant, the parties shall enter into a memorandum, in recordable form, setting forth a summary of the terms hereof relating only to the description of the Demised Premises, the term hereof, and the conditions of assignment or subletting.

         31. GENERAL. This Lease does not create the relationship of principal and agent or of partnership or of joint venture or of any association between Landlord and Tenant, the sole relationship between Landlord and Tenant being that of lessor and lessee. No waiver of any default of Tenant hereunder shall be implied from any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. Each term and each provision of this Lease performable by Tenant shall be construed to be both a covenant and a condition. The topical headings of the several paragraphs and clauses are for convenience only and do not define, limit or construe the contents of such paragraphs or clauses.

         All preliminary negotiations are merged into and incorporated in this Lease. This Lease can only be modified or amended by an Agreement in writing signed by the parties hereto. All provisions hereof shall be binding upon the heirs, successors and assigns of each party hereto.

         32. BASE RENT ADJUSTMENT. During years two and three of the lease term (year three being August 1, 1998-September 30, 1999), Tenant covenants and agrees to pay to Landlord as Base Rent during each of such lease years an amount equal to the product obtained by multiplying one hundred forty-seven thousand five hundred seventy-two and 60/lO0 Dollars ($147,572.60) by a fraction, the numerator of which is the "Consumer Price Index - Seasonally Adjusted U.S. City Average For All Items For All Urban Consumers (1982-84=100, 1996 Definition)" published monthly in the "Monthly Labor Review" of the Bureau of Labor Statistics of the United States Department of Labor ("CPI-U"), for the first calendar month of the lease year, and the denominator of which is the CPI-U for the first full calendar month of the first lease year.

         In any event, the annual base rent increase will be a minimum of three percent (3%).

         If the CPI-U is discontinued, the "Consumer Price Index Seasonally Adjusted U.S. City Average For All Urban Wage Earners and Clerical Workers (1982-84=100, 1996 Definition)" published monthly in the "Monthly Labor Review" by the Bureau of Labor Statistics of the United States Department of Labor ("CPI-W"), shall be used for making the computation above. If the CPI-W is discontinued, comparable statistics on the purchasing power of the consumer dollar published by the Bureau of Labor Statistics of the United States Department of Labor shall be used for making the computation above. If the Bureau of Labor Statistics shall no longer maintain statistics on the purchasing power of the consumer dollar, comparable statistics published by a responsible financial periodical or recognized authority selected by Lessor shall be used for making the computation above. If the base year "(1982=100)" or other base year used in computing the CPI-U is changed, the figures used in making the adjustment above shall be changed accordingly so that all increases in the CPI-U are taken into account notwithstanding any such change in the base year for calculation of Base Rent.

         33. IMPROVEMENTS. Landlord, at its sole cost and expense, shall provide the following improvements:

         1. Replace carpets in areas mutually agreeable between Landlord and Tenant,

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         2.       Repair and reline entire parking lot,

         3. Provide Tenant with new signage that is mutually agreeable to Landlord and Tenant and complies with all building aesthetics and city zoning codes and ordinances .

         34. PRIOR LEASE AGREEMENTS. Landlord and Tenant's rights and obligations under prior lease agreements dated May 3, 1990, July 2, 1991, December 13, 1991, December 30, 1992, May 10, 1993 and September, 1994 and any lease addendum, amendment or renewal pertaining to the above-referenced lease agreements and any agreement dated prior to July 23, 1996, shall be null and void upon the execution of this lease agreement and the lease agreement for the demised premises commonly described as 2640-2652 Patton Road dated July 31, 1996."

         35. ENTIRE AGREEMENT. This Lease Agreement, as well as Exhibit(s) A contain the entire understanding of the parties hereto with respect to the transaction contemplated thereby and supersedes all prior agreements and understandings between the parties with respect to the subject matter. No representations, warranties, undertakings or promises, whether oral, implied, written or otherwise, have been made by either party hereto to the other unless expressly stated in this Lease or unless mutually agreed to in writing between the parties hereto and after the date hereof, and neither party has relied on any verbal representation, agreements, or understandings not expressly set forth herein.

         In Witness Whereof, the parties hereto have executed this Lease the day and year first above written.


                               LANDLORD: Roseville Properties
                                         Management Company, Inc.
                                         as agent for COMMERS-
                                         KLODT, a Minnesota
                                         general partnership

                               BY: /s/  Daniel P. Commers

                               ITS: President



                               TENANT  Diametrics Medical Inc.,
                                       a Minnesota Corporation,


                               BY: /s/  David T. Giddings


                               ITS: Chief Executive Officer





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